SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement      [   ]  Confidential, For Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting  Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

                              UNIVERSAL CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------
        (2)     Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ---------------------------------------------------------------
        (4)     Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------
        (5)     Total fee paid:

                ---------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials.

        -----------------------------------------------------------------------

[   ]   Check box if any part of the fee is offset as  provided by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)     Amount previously paid:

                ---------------------------------------------------------------
        (2)     Form, Schedule or Registration Statement no.:

                ---------------------------------------------------------------
        (3)     Filing Party:

                ---------------------------------------------------------------
        (4)     Date Filed:

                ---------------------------------------------------------------

                          [UNIVERSAL CORPORATION LOGO]



                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 --------------


                                                              September 22, 2000

Dear Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Universal Corporation, which is to be held in the Company's Headquarters Building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, October 24, 2000, commencing at 2:00 p.m. At the meeting, you will be asked to elect four Directors to serve three-year terms and one Director to serve a two-year term.

         Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You can vote by signing, dating and returning the enclosed proxy card or voting instruction. Also, registered shareholders and participants in plans holding shares of the Company's Common Stock may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the proxy card or voting instruction. Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares. I hope you will be able to attend the meeting, but even if you cannot, please vote your shares as soon as you can.

                                                     Sincerely,

                                                     /s/ Henry H. Harrell

                                                     HENRY H. HARRELL
                                                     Chairman and Chief
                                                     Executive Officer

                              Universal Corporation

                                 P.O. Box 25099

                            Richmond, Virginia 23260

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The Annual Meeting of Shareholders of Universal Corporation (the "Company") will be held in the Company's Headquarters Building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, October 24, 2000, at 2:00 p.m., for the following purposes:

(1) To elect four Directors to serve three-year terms and one Director to serve a two-year term; and

(2) To act upon such other matters as may properly come before the meeting or any adjournments thereof.

         Only holders of record of shares of the Company's Common Stock at the close of business on September 5, 2000, shall be entitled to vote at the meeting.

                                             By Order of the Board of Directors,

                                                             James M. White, III

                                                                       Secretary

September 22, 2000

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Annual Meeting, and not revoked, will be voted in accordance with the terms thereof. Shareholders and participants in plans holding shares of the Company's Common
Stock are urged to complete, sign and date the enclosed proxy or voting instruction and return it as promptly as possible in the postage-paid envelope enclosed for that purpose. Registered shareholders and plan participants can also deliver proxies and voting instructions by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate shareholders' and plan participants' identities, to allow shareholders and plan participants to give their voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. If your shares are held in street name with your bank or broker, please follow the instructions found on the voting instruction card enclosed with this Proxy Statement.

         The Company will pay all of the costs associated with the proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or other means of electronic transmission by Directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company's Common Stock. It is contemplated that additional solicitation of proxies will be made by D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, at an anticipated cost to the Company of approximately $4,500, plus reimbursement of out-of-pocket expenses.

         This Proxy Statement will be mailed to registered holders of the Company's Common Stock on or about September 22, 2000.

                                  VOTING RIGHTS

         The Company had outstanding, as of September 5, 2000, 28,100,493 shares of Common Stock, each of which is entitled to one vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only shareholders of record at the close of business on September 5, 2000, will be entitled to vote.

         The Company is not aware of any matters that are to come before the meeting other than those described in this Proxy Statement. However, if other matters do properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to exercise the discretionary authority conferred by the proxy to vote such proxy in accordance with their best judgment.

                              ELECTION OF DIRECTORS

         Four Directors are to be elected at the 2000 Annual Meeting for terms of three years and one Director is to be elected for a term of two years. Seven other Directors have been elected to terms expiring in 2002 or 2001, as indicated below. The following pages set forth certain information for each nominee and each incumbent Director as of June 30, 2000. All of the nominees and incumbent Directors listed below were previously elected Directors by the shareholders except Walter A. Stosch and Eugene P. Trani, who were elected by the Board on February 11, 2000, and Eddie N. Moore, Jr., who was elected by the Board on February 25, 2000. Lawrence S. Eagleburger, a Director from 1993 to 2000, has reached retirement age and will not stand for reelection.

         The election of each nominee for Director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of Directors. Votes that are withheld and shares held in street name ("Broker Shares") that are not voted in the election of Directors will not be included in determining the number of votes cast. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as Directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a Director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors, or the Board of Directors may reduce the number of Directors. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

                Nominees for Election for Terms Expiring in 2003

         JOSEPH  C.  FARRELL,  64,  retired  as  Chairman,  President  and Chief
Executive Officer of The Pittston Company (coal, mineral products, transportation and security services) on March 1, 1998. He is a Director of ASA Limited. Mr. Farrell is a member of the Audit Committee, the Finance Committee and the Pension Investment Committee. He has been a Director since 1996.

         HENRY H. HARRELL, 61, is Chairman and Chief Executive Officer of the Company and of Universal Leaf Tobacco Company, Incorporated ("Universal Leaf"), a subsidiary of the Company, positions he has held for more than five years. He is Chairman of the Executive Committee and a member of the Finance Committee. Mr. Harrell has been a Director since 1984.

         WALTER A. STOSCH, 65, is a principal in the accounting firm of Stosch, Dacey & George PC, a position he has held for more than five years. He is a member of the Audit Committee and has been a Director since February 11, 2000.

         EUGENE P. TRANI, 61, is President of Virginia Commonwealth University, a position he has held for more than five years. He is a Director of LandAmerica Financial Group, Inc. and Heilig-Meyers Company. Dr. Trani is a member of the Finance Committee and has been a Director since February 11, 2000.

                 Nominee for Election for Term Expiring in 2002

         EDDIE N. MOORE, JR., 54, is President of Virginia State University, a position he has held for more than five years. He is a member of the Pension Investment Committee and has been a Director since February 25, 2000.

         The Board of Directors recommends that the shareholders vote for the nominees set forth above.

                 Incumbent Directors Whose Terms Expire in 2002

         WILLIAM W. BERRY, 68, is an independent consultant, a position he has held since his retirement as Chairman of the Board of Directors of Dominion Resources, Inc. (public utility holding company) on December 30, 1992. Since June 1997, he has served as Chairman of the Board of New England Independent System Operator (regional manager of electric bulk power generation, transmission and markets). Mr. Berry is a Director of Ethyl Corporation. He is Chairman of the Executive Compensation Committee and a member of the Executive Committee and the Pension Investment Committee. Mr. Berry has been a Director since 1986.

         RONALD E. CARRIER, 68, is Chancellor of James Madison University. Prior to September 11, 1998, he was President of James Madison University, a position he held for more than five years. Dr. Carrier is Chairman of the Audit Committee and a member of the Executive Compensation Committee. He has been a Director since 1979.

         HUBERT R. STALLARD, 63, retired as President and Chief Executive Officer of Bell Atlantic-Virginia, Inc. (telecommunications) on February 29, 2000. He is a Director of Trigon Healthcare, Inc. Mr. Stallard is Chairman of the Pension Investment Committee and a member of the Audit Committee. He has been a Director since 1991.

                 Incumbent Directors Whose Terms Expire in 2001

         CHARLES H. FOSTER, JR., 57, is Chairman and Chief Executive Officer of LandAmerica Financial Group, Inc. (title insurance holding company) and of Lawyers Title Insurance Corporation, positions he has held for more than five years. He is a Director of LandAmerica Financial Group, Inc. Mr. Foster is a member of the Finance Committee and the Pension Investment Committee. He has been a Director since 1995.

         RICHARD G. HOLDER, 69, retired as Chairman of the Board and Chief Executive Officer of Reynolds Metals Company on October 1, 1996. He is a Director of Corn Products International, Inc. and Bestfoods. Mr. Holder is a member of the Executive Committee and the Executive Compensation Committee and has been a Director since 1992.

         ALLEN B. KING, 54, is President and Chief Operating Officer of the Company and of Universal Leaf, positions he has held for more than five years. He is Chairman of the Finance Committee and a member of the Executive Committee. Mr. King has been a Director since 1989.

         JEREMIAH J. SHEEHAN, 61, retired as Chairman of the Board and Chief Executive Officer of Reynolds Metals Company (aluminum and other products) on May 4, 2000. From 1994 to October 1996, he was President and Chief Operating Officer of Reynolds Metals Company. Mr. Sheehan is a Director of International Paper Company. He is a member of the Audit Committee and the Finance Committee and has been a Director since 1998.

                                 STOCK OWNERSHIP

                             Principal Shareholders

         The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by each person or group known by the Company to beneficially own more than 5% of the outstanding shares of such stock.

  Name of Beneficial Owner                 Number of Shares   Percent of Class 1
  ------------------------                 ----------------   ------------------

  Dreman Value Management, L.L.C.             3,048,035 2          10.71%
     10 Exchange Place, Suite 2150
     Jersey City, NJ  07302-3913

  Scudder Kemper Investments, Inc.            2,652,838 3           9.32%
     345 Park Avenue
     New York, NY  10154

  Barclays Global Investors, N.A.             1,828,644 4           6.43%
  Barclays Global Fund Advisors
     45 Fremont Street
     San Francisco, CA  94105
  Barclays Bank PLC
     54 Lombard Street
     London, England  EC3P 3AH
  Barclays Funds Limited
     Gredley House, 11 The Broadway
     Stratford, England  E15 4BJ
  Barclays Global Investors, LTD
     Murray House, 1 Royal Mint Court
     London, England  EC3 NHH

  Ross Financial Corporation                  1,725,800 5           6.06%
     P.O. Box 31363-SMB
     Grand Cayman, Cayman Islands, B.W.I.
  W.A. Dart Foundation
     500 Hogsback Road
     Mason, MI 48854

-----

       1 The percents shown in the table are based on the number of shares of Common Stock outstanding on June 30, 2000.

       2 The number of shares shown in the table is the total number of shares reported in a Schedule 13G filed by Dreman Value Management, L.L.C. with the Securities and Exchange Commission on February 14, 2000. The Company has determined that 2,598,200 of the shares are also included in the number of shares shown in the table as beneficially owned by Scudder Kemper Investments, Inc.

       3 The number of shares shown in the table is the total number of shares reported in a Schedule 13G filed by Scudder Kemper Investments, Inc. with the Securities and Exchange Commission on January 28, 2000. The Company has determined that 2,598,200 of the shares are also included in the number of shares shown in the table as beneficially owned by Dreman Value Management, L.L.C.

       4 The number of shares shown in the table is the total number of shares reported in a Schedule 13G filed jointly by Barclays Global Investors, N.A., Barclays Global Fund Advisors, Barclays Bank PLC, Barclays Funds Limited and Barclays Global Investors, LTD with the Securities and Exchange Commission on February 14, 2000. According to the Schedule 13G, (i) Barclays Global Investors, N.A. has sole power to vote 1,621,132 of the shares and sole power to dispose of 1,737,432 of the shares, (ii) Barclays Global Fund Advisors has sole power to vote and to dispose of 73,312 of the shares, (iii) Barclays Bank PLC has sole power to vote and to dispose of 5,300 of the shares, (iv) Barclays Funds Limited has sole power to vote and to dispose of 3,800 of the shares and (v) Barclays Global Investors, LTD has sole power to vote and to dispose of 8,800 of the shares.

       5 The number of shares shown in the table is the total number of shares reported in a Schedule 13G filed jointly by Ross Financial Corporation and W.A. Dart Foundation with the Securities and Exchange Commission on July 9, 1999. According to the Schedule 13G, Ross Financial Corporation has sole power to vote and to dispose of 1,368,500 of the shares and W.A. Dart Foundation has sole power to vote and to dispose of 357,300 of the shares.

                        Directors and Executive Officers

         The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by (i) each Director or nominee, (ii) each executive officer listed in the Summary Compensation Table (the "Named Executive Officers") and (iii) all Directors and executive officers as a group.

      Name of Beneficial Owner         Number of Shares 1,2,3   Percent of Class
      ------------------------         ----------------------   ----------------

  William W. Berry                              10,079                  *
  Ronald E. Carrier                             11,400                  *
  Lawrence S. Eagleburger                        8,200                  *
  Joseph C. Farrell                             20,100                  *
  Charles H. Foster, Jr.                         8,500                  *
  Henry H. Harrell                             179,304                  *
  Richard G. Holder                              9,100                  *
  Allen B. King                                117,600                  *
  Eddie N. Moore, Jr.                                0                  *
  Hartwell H. Roper                             78,696                  *
  Jeremiah J. Sheehan                            4,462                  *
  Hubert R. Stallard                             9,665                  *
  Walter A. Stosch                               1,000                  *
  William L. Taylor                             65,472                  *
  Eugene P. Trani                                1,000                  *
  Jack M.M. van de Winkel                       17,500                  *
  All Directors and executive officers
    as a group (17 persons)                    566,352                1.99%

-----

       * Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

       1 Except as otherwise noted, the number of shares of Common Stock of the Company shown in the table is as of June 30, 2000.

       2 The number of shares of Common Stock of the Company shown in the table does not include shares that certain officers of the Company may acquire upon the exercise of stock options that, except under extraordinary circumstances, are automatically exercisable at not less than six month intervals when at least a minimum stock price appreciation has occurred.

       3 The number of shares of Common Stock of the Company shown in the table includes 148,099 shares held for certain Directors and executive officers in the Employees' Stock Purchase Plan of Universal Leaf and 58,000 shares that certain Directors and executive officers of the Company have the right to acquire through the exercise of stock options within 60 days following June 30, 2000. The number of shares also includes 1,250 shares that are jointly or solely held by minor children or other children living at home or held in fiduciary capacities. Such shares may be deemed to be beneficially owned by the rules of the Securities and Exchange Commission but inclusion of the shares in the table does not constitute admission of beneficial ownership.

         The Employees' Stock Purchase Plan of Universal Leaf held 1,297,497 shares or 4.56% of the shares of Common Stock outstanding on June 30, 2000. Each participant in the plan has the right to instruct The Bank of New York, trustee for the plan, with respect to the voting of shares allocated to his or her account. The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.

             Section 16(a) Beneficial Ownership Reporting Compliance

         The  Company's  Directors  and  executive  officers are required  under
Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership of Common Stock of the Company with the Securities and Exchange Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

         Based solely on a review of the copies of reports furnished to the Company and the written representations of its Directors and executive officers, the Company believes that during the preceding fiscal year all filing requirements applicable to Directors and executive officers were satisfied.

                                   COMMITTEES

         The standing committees of the Board of Directors are the Executive Committee, the Finance Committee, the Audit Committee, the Pension Investment Committee and the Executive Compensation Committee. There is no nominating committee. The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings. The Finance Committee has the responsibility of establishing the financial policies of the Company and its subsidiaries. The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent public accountants and internal auditors, the review of the adequacy of internal accounting controls and the recommendation to the Board of Directors as to the selection of independent public accountants. The Pension Investment Committee establishes the pension investment policies, selects investment advisors and monitors the performance of pension investments of the Company and its U.S. subsidiaries. After receiving recommendations from the Chief Executive Officer, the Executive Compensation Committee fixes the compensation of officers and makes awards under the Company's incentive compensation plans.

         During the fiscal year ended June 30, 2000, there were five meetings of the Board of Directors, seven meetings of the Executive Committee, two meetings of the Finance Committee, five meetings of the Audit Committee, four meetings of the Pension Investment Committee and four meetings of the Executive Compensation Committee. All Directors attended 75% or more of the total number of meetings of the Board of Directors and all committees of the Board on which they served.

                             DIRECTORS' COMPENSATION

         Each Director who is not an officer of the Company receives an annual retainer of $20,000, a fee of $1,200 for each Board meeting attended and a fee of $1,200 for each committee meeting attended.

         The Outside Directors' 1994 Deferred Income Plan (the "Directors' DIP") permits a non-employee Director to defer all or a portion of his compensation. Deferred amounts are deemed hypothetically invested as designated by the Director in certain investment options offered by the Company. In 1998, the Directors' DIP was amended to add a Deferred Stock Unit Fund to the investment options available under the plan. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock and fluctuates in value with the market price of the stock. The portion of a Director's Deferral Account which is invested in the Deferred Stock Unit Fund is increased by the number of Deferred Stock Units which could be purchased with Common Stock dividends paid by the Company. With respect to investment options other than the Deferred Stock Unit Fund, the Company may, but is not required to, invest the deferred amounts in a Company-owned life insurance product with parallel investment options. Subject to certain restrictions, the Director may elect at the time of deferral to take cash distributions, in whole or in part, from his Deferral Account either prior to or following termination of service.

         Pursuant to the Restricted Stock Plan for Non-Employee Directors and the 1997 Executive Stock Plan, each non-employee Director is awarded 700 shares of restricted Common Stock of the Company annually following the Annual Meeting of Shareholders. No Director may receive in the aggregate more than 2,100 shares of restricted Common Stock under these plans. The restrictions lapse in the event the Director becomes disabled, dies, is not nominated for reelection or is not reelected. The number of shares issued to non-employee Directors will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

         Under the 1994 Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan"), each non-employee Director receives an option to purchase 1,000 shares of Common Stock of the Company on the first business day following the Annual Meeting of Shareholders. The exercise price of all options granted under the Directors' Option Plan is the fair market value of the Common Stock on the date of grant. All of the options become exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board. A total of 100,000 shares of Common Stock of the Company is authorized for issuance under the Directors' Option Plan, and the number of shares authorized and issued under the Plan will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

         As part of its overall program of charitable giving, the Company offers the Directors participation in a Directors' Charitable Contribution Program. The Program is funded by life insurance policies purchased by the Company on the Directors. The Directors derive no financial or tax benefits from the Program, because all insurance proceeds and charitable tax deductions accrue solely to the Company. However, the Company will donate up to $1,000,000 to one or more qualifying charitable organizations recommended by that Director. The donation(s) will be made by the Company in ten equal annual installments, with the first installment to be made at the later of the Director's retirement from the Board or age 70; the remaining nine installments will be paid annually beginning immediately after the Director's death.

         Each Director is also eligible to participate in a Directors' Matching Gifts Program in which the Company matches Directors' contributions to charities. The maximum amount which can be matched in any fiscal year is $5,000 per Director.

                   REPORT OF EXECUTIVE COMPENSATION COMMITTEE

         The Company's executive compensation and benefits program is administered by the Executive Compensation Committee (the "Committee"), which is composed entirely of non-employee Directors. The goal of the program is to attract, motivate, reward and retain the management talent required to achieve the Company's business objectives, at compensation levels that are fair and equitable and competitive with those of comparable companies. This goal is furthered by the Committee's policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to align the financial interests of management with those of the shareholders.

         The three main components of the Company's executive compensation program are base salary, annual cash awards under incentive compensation plans adopted by the Company and its principal subsidiaries and equity participation usually in the form of stock option grants and eligibility to participate in the Employees' Stock Purchase Plan of Universal Leaf. Each year the Committee reviews the total compensation package of executive officers to ensure they meet the goals of the program. As a part of this review, the Committee considers corporate performance information, compensation survey data, the advice of consultants and the recommendations of management.

         Base Salary. Base salaries for executive officers are reviewed annually to determine whether adjustments may be necessary. Factors considered by the Committee in determining base salaries for executive officers include personal performance of the executive in light of individual levels of responsibility, the overall performance and profitability of the Company during the preceding year, economic trends that may be affecting the Company, and the competitiveness of the executive's salary with the salaries of executives in comparable positions at companies of comparable size or operational characteristics. Each factor is weighed by the Committee in a subjective analysis of the appropriate level of compensation for that executive. For purposes of assessing the competitiveness of salaries, the Committee reviews compensation data from national surveys and selected groups of companies with similar size or operational characteristics to determine ranges of total compensation and the individual components of such compensation. Such compensation data indicates that the Company's salary levels are below the median of such data when compared to executive positions of similar scope and responsibility.

         Mr. Harrell became the Chief Executive Officer of the Company in 1988 and Chairman of the Board of Directors in 1991 and has 34 years experience with the Company. For the fiscal year beginning July 1, 2000, Mr. Harrell's base salary was increased approximately 4% after a thorough review and evaluation by the Committee of the competitiveness of Mr. Harrell's salary and total cash compensation to those of other chief executive officers of comparable companies.

         Annual Cash Incentives. The Company and its principal subsidiaries have incentive compensation plans under which key management employees may receive annual cash incentive awards which vary from year to year based upon corporate, business unit and individual performance. Pursuant to the Company's Executive Officer Annual Incentive Plan approved by the shareholders at the 1999 Annual Meeting, for the 2000 fiscal year, with respect to the Named Executive Officers based in the United States, the bonus awards were based 50% on the generation of economic profit, which is defined as consolidated earnings before interest and taxes after certain adjustments minus a capital charge equal to the weighted average cost of capital times average funds employed, and 50% on the generation of earnings per share, adjusted to exclude extraordinary gains and losses and bonus accruals under the plan. Mr. Harrell's cash incentive award for the 2000 fiscal year was approximately 2% more than the award he received in 1999. Mr. Harrell's 2000 award was determined by the Committee after consideration of the generation of significant economic profit during fiscal year 2000, the 6.6% increase in adjusted earnings per share, the Company's continued strong earnings from continuing operations in a difficult operating environment, the Committee's assessment of Mr. Harrell's individual contributions to corporate performance and a review of total cash compensation paid to chief executive officers of comparable companies.

         Equity Participation. The Committee administers the Company's 1989 and 1997 Executive Stock Plans, under which it has granted to key executive employees options to purchase shares of the Company's Common Stock based upon a determination of competitive aggregate compensation levels. The primary objective of issuing stock options is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.

         In the 2000 fiscal year, the Committee granted 647,000 stock options to 11 key employees under the Career Equity Ownership Program (the "CEO Program") instituted during the 1992 fiscal year to promote an increase in the equity interest of such executives through systematic option exercises and the retention of shares. The CEO Program requires each participant to make an investment in the Company by contributing to the program currently owned shares equal to at least 10% of the number of shares subject to the initial options granted to the participant under the program. Option exercises occur automatically at not less than six-month intervals when at least a minimum stock price appreciation has occurred. The exercise price of the options granted under the program in the 2000 fiscal year was the fair market value of a share of the Company's Common Stock on the date of grant. All of the options cannot be exercised until six months after the date of grant and expire ten years from such date. In the 2000 fiscal year, Mr. Harrell received an option grant under the program for 150,000 shares of Common Stock, based upon a review by the Committee of total compensation and its components, including equity participation, of chief executive officers of comparable companies. Stock options granted to key executives under the CEO Program in the 2000 fiscal year were intended to meet the Committee's two-year targets for program grants and, therefore, it is anticipated that no new option grants (excluding reload options described below) will be made under the CEO Program during the fiscal year ending June 30, 2001.

         Except under extraordinary circumstances or as otherwise determined by the Committee, participants have agreed that the options granted under the CEO Program may be exercised only through stock-for-stock swaps, and both the contributed shares and additional shares acquired through option exercises under the program may not be sold by the participating executives during the ten-year option term. Each option granted under the program included a reload replenishment feature which entitles participants each time a stock-for-stock exercise occurs to receive automatically a new option grant at the fair market value of a share of the Company's Common Stock on the date of grant. The number of reload options granted is equal to the number of shares contributed by a participant to effect a stock-for-stock swap. In exchange for this replenishment feature, each participant has agreed to retain in the program shares equaling at least the after-tax gain realized upon each exercise.

         To encourage management to purchase additional shares of Common Stock, on April 19 and May 17, 2000, the Committee made a special grant of 600,000 options in the aggregate to 25 key executives. The exercise price of the special 2000 options was the fair market value of a share of the Company's Common Stock on the date of grant, and the options expired if not exercised by May 31, 2000. All of the options, including the special option grant for 75,734 shares to Mr. Harrell, were exercised in accordance with their terms by means of a non-recourse (except as to accrued interest) Company loan for 95% of the exercise price secured by the option shares and an unsecured full recourse Company loan for 5% of the exercise price.

         Tax Considerations. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), provides certain criteria for the tax deductibility of annual compensation in excess of $1 million paid to certain executives of public companies. The Company has taken appropriate actions to preserve the deductibility of stock option grants and annual cash incentive awards, and to date all compensation payable to the Company's executive officers has been deductible or voluntarily deferred under the Company's Deferred Income Plan. While the Company's policy is generally to preserve the federal income tax deductibility of compensation paid, the Committee has the authority to authorize payments that may not be deductible if it believes that it is in the best interests of the Company and its shareholders.

                                         Executive Compensation Committee
                                                    William W. Berry, Chairman
                                                    Ronald E. Carrier
                                                    Richard G. Holder
                                                    Jeremiah J. Sheehan

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on Universal Corporation Common Stock for the last five fiscal years with the cumulative total return for the same period of the Standard & Poors Midcap 400 Stock Index and the peer group index. The companies in the peer group are DIMON Incorporated and Standard Commercial Corporation. The graph assumes that $100 was invested on June 30, 1995 in Universal Corporation Common Stock and in each of the comparative indices, in each case with dividends reinvested.






                              [PERFORMANCE GRAPH]







===============================================================================================================

                                   CUMULATIVE TOTAL RETURN ON COMMON STOCK
---------------------------------------------------------------------------------------------------------------
                                                                     At June 30,
-------------------------------------- ------------------------------------------------------------------------
                                       ----------- ----------- ----------- ------------ ----------- -----------
                                          1995        1996        1997        1998         1999        2000
                                          ----        ----        ----        ----         ----        ----
Universal Corporation                     $100.00    $131.74     $163.78      $198.26      $156.42     $122.60
-------------------------------------- ----------- ----------- ----------- ------------ ----------- -----------
-------------------------------------- ----------- ----------- ----------- ------------ ----------- -----------
S&P Midcap 400 Index                      $100.00    $119.46     $147.32      $187.32      $210.89     $246.69
-------------------------------------- ----------- ----------- ----------- ------------ ----------- -----------
-------------------------------------- ----------- ----------- ----------- ------------ ----------- -----------
Peer Group Index                          $100.00    $108.17     $159.79       $74.45       $37.18      $19.53
====================================== =========== =========== =========== ============ =========== ===========

                             EXECUTIVE COMPENSATION

         The individuals named below include the Company's Chairman and Chief Executive Officer and the other four executive officers of the Company who were the most highly compensated executive officers of the Company for the 2000 fiscal year. Information is provided for the fiscal years ended on June 30 of the years shown.

                                             Summary Compensation Table

                                                                                  Long Term
                                                                                 Compensation
                                               Annual Compensation                  Awards
                                    --------------------------------------  ---------------------

                            Fiscal
                             Year                               Other       Restricted Securities
       Name and            Ended                               Annual       Stock      Underlying      All Other
  Principal Position         6/30   Salary($)   Bonus($)  Compensation($)1  Awards($)  Options(#)   Compensation($)5
  ------------------         ----   ---------   --------  ----------------  ---------  ----------   ----------------

Henry H. Harrell             2000    $548,271    $910,597        --         $     0      225,734
Chairman and Chief           1999     522,047     894,175        --               0       35,024 3       $148,084
Executive Officer            1998     493,825     813,636        --          319,800 2   182,854 4        135,522
                                                                                                          100,609

Allen B. King                2000     407,852     679,337        --               0      173,667           80,939
President and Chief          1999     382,761     667,086        --               0       43,436 3         73,304
Operating Officer            1998     368,399     590,793        --          239,850 2   136,380 4         57,204

Jack M.M. van                2000     260,417     279,792        --               0           0                0
de Winkel                    1999     267,500     261,815        --               0           0                0
Co-Chairman and              1998     252,500     377,000        --               0       17,000               0
Co-President,
Deli Universal, Inc.

William L. Taylor            2000     321,811     325,444        --               0      106,267           58,929
Vice President and           1999     296,300     319,575        --               0       28,857 3         55,716
Chief Administrative         1998     285,200     293,011        --          147,600 2    83,430 4         45,095
Officer


Hartwell H. Roper            2000     244,028     240,011        --               0       98,067           32,205
Vice President and           1999     221,300     235,767        --               0       24,664 3         31,177
Chief Financial              1998     210,200     216,015        --          133,250 2    74,889 4         25,677
Officer

-----

       1 None of the Named Executive Officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total annual salary and bonus for each reported year.

       2 The amounts in this column are the dollar values, based on a $41.00 closing price of a share of Common Stock on December 15, 1997, as reported on the New York Stock Exchange, of the following number of shares of restricted Common Stock awarded as of such date to the Named Executive Officers: Mr. Harrell, 7,800 shares; Mr. King, 5,850 shares; Mr. Taylor, 3,600 shares; and Mr. Roper, 3,250 shares. The restricted shares matched, on a one-for-one basis, shares of Common Stock contributed by such executives to the CEO Program described above in "Report of Executive Compensation Committee." On June 15, 1998, the restricted shares were used for stock swap option exercises under the CEO Program.

       3 The options granted to the Named Executive Officers in the 1999 fiscal year were reload options granted under the CEO Program.

       4 The following number of options granted to the Named Executive Officers in the 1998 fiscal year were reload options granted under the CEO
Program: Mr. Harrell, 62,854; Mr. King, 46,380; Mr. Taylor, 28,430; and Mr. Roper, 24,889.

       5 The  amounts  in the "All  Other  Compensation"  column  represent  (i)
employer contributions to the Employees' Stock Purchase Plan and the Supplemental Stock Purchase Plan of Universal Leaf (the "Stock Purchase Plans"),
(ii) life insurance premium payments made by the Company under the Executive Insurance Program, and (iii) interest accrued to participants' accounts under the Company's Deferred Income Plan (the "DIP") to the extent such interest exceeded 120% of the applicable federal long-term rate under Internal Revenue Code Section 1274(d). Employer contributions to the Stock Purchase Plans on behalf of the Named Executive Officers for the 2000, 1999 and 1998 fiscal years were in the following respective amounts: Mr. Harrell, $26,500, $24,348 and $22,098; Mr. King, $20,000, $18,700 and $18,000; Mr. Taylor, $15,400, $14,800
and $14,256; and Mr. Roper, $8,625, $9,010 and $9,300. The life insurance premiums paid by the Company on behalf of such executive officers for the 2000, 1999 and 1998 fiscal years were in the following respective amounts: Mr. Harrell, $109,799, $101,353 and $70,327; Mr. King, $58,814, $52,819 and $37,704;
Mr. Taylor,  $43,529,  $40,916 and $30,839; and Mr. Roper, $21,870,  $20,730 and
$15,170. The accruals of interest on income deferred by such executive officers under the DIP in excess of 120% of the applicable federal long-term rate under Internal Revenue Code Section 1274(d) for the 2000, 1999 and 1998 fiscal years were in the following respective amounts: Mr. Harrell, $11,785, $9,821 and $8,184; Mr. King, $2,125, $1,785 and $1,500; and Mr. Roper, $1,710, $1,437 and
$1,207.

                               Retirement Benefits

         Employees of the Company and certain U.S. subsidiaries are covered by a defined benefit retirement plan, which is qualified under the Internal Revenue Code, and a defined benefit supplemental retirement plan, which is a non-qualified plan to provide benefits in excess of limits allowed by the Internal Revenue Code. The table below shows estimated annualized benefits payable under both plans at normal retirement (age 65) based on the average salary and bonus (as reported in the Summary Compensation Table) for the highest consecutive three years. The actuarial equivalent of benefits under the supplemental retirement plan is payable in a lump sum upon retirement.


                                                 Years of Service
                    ------------ ------------ ------------ ------------ ------------ ------------ ------------
Remuneration             15           20           25           30           35           40           45
------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

$    300,000         $   66,913   $   89,217   $  111,521   $  133,825   $  156,130   $  169,566   $  183,002
     400,000             90,426      120,568      150,878      180,852      210,995      228,910      246,825
     500,000            113,940      151,920      189,900      227,880      265,860      288,253      310,647
     600,000            137,453      183,271      229,089      274,907      320,724      347,597      374,470
     700,000            160,967      214,622      268,278      321,934      375,589      406,941      438,292
     800,000            184,480      245,974      307,467      368,961      430,454      466,284      502,114
     900,000            207,994      277,325      346,656      415,988      485,319      525,628      565,937
   1,000,000            231,507      308,676      385,846      463,015      540,184      584,971      629,759
   1,100,000            255,021      340,028      425,035      510,042      595,049      644,315      693,582
   1,200,000            278,534      371,379      464,224      557,069      649,914      703,659      757,404
   1,300,000            302,048      402,731      503,413      604,096      704,778      763,002      821,226
   1,400,000            325,561      434,082      542,602      651,123      759,643      822,346      885,049
   1,500,000            349,075      465,433      581,792      698,150      814,508      881,690      948,871



         The credited years of service for Messrs. Harrell, King, Taylor and Roper are thirty-four, thirty-one, ten and twenty-six, respectively.

         The benefits shown in the table are calculated on the basis of a 50% joint and survivor benefit, assuming that at retirement the age of the employee's spouse is 62. The social security benefit will be paid in addition to the amounts shown in the table.

         Mr. van de Winkel is covered by a pension plan established under the laws of the Netherlands. The plan, which covers employees of N.V. Deli Universal and certain other Dutch subsidiaries, is partially funded by employer and participant contributions. During the fiscal year ended June 30, 2000, N.V. Deli Universal contributed $38,835 to the plan on behalf of Mr. van de Winkel. His estimated annual pension benefit under the plan assuming retirement at age 60, continuance of current salary level and twenty years of service would be $112,975.

                                  Stock Options

         The following tables contain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended June 30, 2000, exercises of stock options by such executive officers in such fiscal year and the fiscal year-end value of all unexercised stock options held by such executive officers.

                        Option Grants in Last Fiscal Year

                                                    Individual Grants
                                 ----------------------------------------------------------

                                  Number of         % of Total
                                  Securities         Options            Exercise
                                  Underlying         Granted            Or Base
                                   Options         to Employees         Price     Expiration       Grant Date
            Name                 Granted (#)      in Fiscal Year 1     ($/Sh) 2      Date      Present Value ($) 3
            ----                 -----------      -----------------    ---------  ----------   -------------------

Henry H. Harrell                   150,000              11/2%           $24.69     12/02/09        $793,500
                                    71,000              12.6             18.50      5/31/00          47,570
                                     4,734              12.6             21.875     5/31/00           3,740

Allen B. King                      115,000               8.6             24.69     12/02/09         608,350
                                    55,000               9.8             18.50      5/31/00          36,850
                                     3,667               9.8             21.875     5/31/00           2,897

William L. Taylor                   70,000               5.2             24.69     12/02/09         370,300
                                    34,000               6.0             18.50      5/31/00          22,780
                                     2,267               6.0             21.875     5/31/00           1,791

Hartwell H. Roper                   65,000               4.9             24.69     12/02/09         343,850
                                    31,000               5.5             18.50      5/31/00          20,770
                                     2,067               5.5             21.875     5/31/00           1,633

------------
     1 The percentage is computed separately for each grant.

     2 The exercise price for the options listed in the table was the fair market value of a share of the Company's Common Stock on the date of grant.

     3 The Black-Scholes option pricing model was used to determine the "Grant Date Present Value" of the options listed in the table. For options with a $24.69 exercise price, the model assumed a risk free interest rate of 6.16%, a dividend yield of 5.89% and a stock price volatility of .324 based on the average weekly stock market closing price over the past 10 years. For options with an $18.50 exercise price, the model assumed a risk free interest rate of 5.91%, a dividend yield of 6.16% and a stock price volatility of .324 based on the average weekly stock market closing price over the past 10 years. For options with a $21.875 exercise price, the model assumed a risk free interest rate of 5.91%, a dividend yield of 6.16% and a stock price volatility of .324 based on the average weekly stock market closing price over the past 10 years. Because the magnitude of any nontransferability discount is extremely difficult to determine, none was applied in determining the value of the reported options. The grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, an optionee will realize will depend on the excess of market value of a share of the Company's Common Stock over the exercise price on the date the option is exercised.

                 Aggregated Option Exercises in Last Fiscal Year
                        And Fiscal Year-End Option Values

                                                   Number of Securities            Value of Unexercised
                                                         Underlying                     In-the-Money
                        Shares                          Unexercised                       Options
                        Acquired       Value         Options at FY-End #)              At FY-End ($)2
                                                 ----------------------------   ----------------------------
         Name        on Exercise(#) Realized($)1  Exercisable  Unexercisable     Exercisable  Unexercisable
         ----        -------------- ------------  -----------  -------------     -----------  -------------

  Henry H. Harrell        75,734      $342,281       382,667          0              $ 0           $ 0
  Allen B. King           58,667       265,147       314,079          0                0             0
  William L. Taylor       36,267       163,909       194,079          0                0             0
  Hartwell H. Roper       33,067       149,447       174,767          0                0             0

------------

     1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company's Common Stock on the date of exercise.

     2 The value of the unexercised options at fiscal year-end represents the difference between the exercise price of any outstanding options and $21.125, the closing sales price of a share of the Company's Common Stock on June 30, 2000, as reported on the New York Stock Exchange.

         Except under extraordinary circumstances, all of the options shown as of fiscal year-end are only exercisable automatically at not less than six month intervals when at least a minimum stock price appreciation has occurred.

                             Contractual Obligations

         To ensure that the Company will have the continued dedicated service of certain executives notwithstanding the possibility, threat or occurrence of a change of control, the Company has entered into change of control employment agreements (the "Employment Agreements") with certain executives, including Henry H. Harrell, Allen B. King, William L. Taylor and Hartwell H. Roper. The Employment Agreements generally provide that if the executive is terminated other than for cause within three years after a change of control of the Company, or if the executive terminates his employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the executive is entitled to receive "severance benefits." Severance benefits include a lump sum severance payment equal to three times the sum of his base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and an additional payment to compensate the executive for certain excise taxes imposed on certain change of control payments.

         The Board of Directors believes that the Employment Agreements benefit the Company and its shareholders by securing the continued service of key management personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.

                              CERTAIN TRANSACTIONS

         On May 31, 2000, the Company made loans to 25 key executives for the exercise price of special options granted to such officers on April 19 and May 17, 2000. The Company made two loans to each executive, one a non-recourse loan for 95% of the exercise price secured by the option shares and the other an unsecured full recourse loan for 5% of the exercise price. The non-recourse loan is non-recourse as to the principal indebtedness but recourse as to interest. The loans bear interest at 6.06% per annum, payable quarterly. Principal on the loans is due and payable on May 31, 2010. The full recourse loan may be prepaid at any time after May 31, 2002. The aggregate amount of the option exercise loans made by the Company to each of its executive officers, and the balance thereof as of June 30, 2000, were in the following respective amounts: Mr. Harrell, $1,417,056; Mr. King, $1,097,716; Mr. Taylor, $678,591; and Mr. Roper,
$618,716.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP, the Company's independent auditors since 1971, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2001. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

                        PROPOSALS FOR 2001 ANNUAL MEETING

         Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2001 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 1501 North Hamilton Street, P.O. Box 25099, Richmond, Virginia 23260, no later than May 25, 2001, in order for the proposal to be considered for inclusion in the Company's Proxy Statement. The Company anticipates holding the 2001 Annual Meeting on October 23, 2001.

         The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the meeting. Based upon an anticipated date of October 23, 2001 for the 2001 Annual Meeting of Shareholders, the Company must receive such notice no later than August 24, 2001 and no earlier than July 25, 2001. Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2000, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2000, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE BY WRITING TO KAREN M. L. WHELAN, VICE PRESIDENT AND TREASURER, UNIVERSAL CORPORATION, 1501 NORTH HAMILTON STREET, P.O. BOX 25099, RICHMOND, VIRGINIA 23260 OR BY VISITING THE COMPANY'S WEBSITE AT WWW.UNIVERSALCORP.COM.

[PROXY CARD AND VOTING INSTRUCTIONS]


                              UNIVERSAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, October 24, 2000

                                    2:00 p.m.

                           1501 North Hamilton Street

                               Richmond, VA 23230

UNIVERSAL CORPORATION                                                      Proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Henry H. Harrell, Allen B. King and William L. Taylor, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of Universal Corporation held of record by the undersigned on September 5, 2000, at the Annual Meeting of Shareholders to be held at 2:00 p.m. on October 24, 2000, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

             (continued, and to be DATED and SIGNED on reverse side)

                                 ----------------------------------------------
                                | COMPANY #                                    |
                                | CONTROL #                                    |
                                 ----------------------------------------------

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
o Use any touch-tone telephone to vote your Proxy 24 hours a day, 7 days a week, until 12:00 p.m. on October 23, 2000.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -  http://www.eproxy.com/uvv/  - QUICK  *** EASY  *** IMMEDIATE
o Use the Internet to vote your Proxy 24 hours a day, 7 days a week, until 12:00 p.m. on October 23, 2000.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your Proxy and return it in the postage-paid envelope we've provided or return it to Universal Corporation, c/o Shareowner Services (SM), P.O. Box 64873, St. Paul, MN 55164-0873.

        If you vote by Phone or Internet, please do not mail your Proxy.
                            ~/ Please detach here ~/


 ---------                                                                                                   ------------
|                                                                                                                        |
|                                                                                                                        |
                                                     COMMON STOCK

1. Election of Directors  01  Joseph C. Farrell     04  Walter A. Stosch   |_|  Vote FOR          |_|  Vote WITHHELD
                          02  Henry H. Harrell      05  Eugene P. Trani         all nominees           from all nominees
                          03  Eddie N. Moore, Jr.                               (except as
                                                                                indicated below)


                                                                            ----------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee,    |                                              |
write the number(s) of the nominee(s) in the box provided to the right.)   |                                              |
                                                                            ----------------------------------------------

                              _
Address Change?  Mark Box    |_|
Indicate changes below:



                                                                                 Date ____________________

                                                                            ---------------------------------------------
                                                                           |                                             |
                                                                           |                                             |
                                                                           |                                             |
                                                                            ---------------------------------------------


                                                                            Signature(s) in Box
                                                                            Please sign exactly as your name(s) appear(s) on
                                                                            this Proxy.  Attorneys-in-fact, executors, trustees,
                                                                            guardians, corporate officers, etc. should give full
                                                                            title.
|                                                                                                                        |
|                                                                                                                        |
 ---------                                                                                                   ------------


                              UNIVERSAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, October 24, 2000

                                    2:00 p.m.

                           1501 North Hamilton Street

                               Richmond, VA 23230

UNIVERSAL CORPORATION                                        Voting Instruction

TO TRUSTEE, LANDAMERICA FINANCIAL GROUP, INC. SAVINGS AND STOCK
OWNERSHIP PLAN.

This Voting Instruction is Solicited on Behalf of the Board of Directors of Universal Corporation.

Pursuant to Section 10.5 of the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant's Account as of June 30, 2000, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on October 24, 2000, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF UNIVERSAL CORPORATION COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF UNIVERSAL CORPORATION COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

             (continued, and to be DATED and SIGNED on reverse side)

                                 ----------------------------------------------
                                | COMPANY #                                    |
                                | CONTROL #                                    |
                                 ----------------------------------------------

There are three ways to vote your Voting Instruction

Your telephone or Internet vote directs the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Instruction.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
o Use any touch-tone telephone to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. on October 23, 2000.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -  http://www.eproxy.com/uvv/  - QUICK  *** EASY  *** IMMEDIATE
o Use the Internet to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. on October 23, 2000.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your Voting Instruction and return it in the postage-paid envelope we've provided or return it to Universal Corporation, c/o Shareowner Services (SM), P.O. Box 64873, St. Paul, MN 55164-0873.

  If you vote by Phone or Internet, please do not mail your Voting Instruction.
                            ~/ Please detach here ~/


 ---------                                                                                                   ------------
|                                                                                                                        |
|                                                                                                                        |

                       LANDAMERICA FINANCIAL GROUP, INC.
                        SAVINGS AND STOCK OWNERSHIP PLAN


1. Election of Directors  01  Joseph C. Farrell     04  Walter A. Stosch   |_|  Vote FOR          |_|  Vote WITHHELD
                          02  Henry H. Harrell      05  Eugene P. Trani         all nominees           from all nominees
                          03  Eddie N. Moore, Jr.                               (except as
                                                                                indicated below)


                                                                            ----------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee,    |                                              |
write the number(s) of the nominee(s) in the box provided to the right.)   |                                              |
                                                                            ----------------------------------------------

                              _
Address Change?  Mark Box    |_|
Indicate changes below:


                                                                                 Date ____________________

                                                                            ---------------------------------------------
                                                                           |                                             |
                                                                           |                                             |
                                                                           |                                             |
                                                                            ---------------------------------------------


                                                                            Signature(s) in Box
                                                                            Please sign exactly as your name(s) appear(s) on
                                                                            this Voting Instruction.  Attorneys-in-fact,
                                                                            executors, trustees, guardians, corporate officers,
                                                                            etc. should give full title.
|                                                                                                                        |
|                                                                                                                        |
 ---------                                                                                                   ------------

                              UNIVERSAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, October 24, 2000

                                    2:00 p.m.

                           1501 North Hamilton Street

                               Richmond, VA 23230

UNIVERSAL CORPORATION                                         Voting Instruction

TO TRUSTEE, EMPLOYEES' STOCK PURCHASE PLAN OF UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND DESIGNATED AFFILIATED COMPANIES.

This Voting Instruction is Solicited on Behalf of the Board of Directors of Universal Corporation.

Pursuant to Section 13.01 of the Employees' Stock Purchase Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant's Account as of July 31, 2000, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on October 24, 2000, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF UNIVERSAL CORPORATION COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF UNIVERSAL CORPORATION COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

             (continued, and to be DATED and SIGNED on reverse side)

                                 ----------------------------------------------
                                | COMPANY #                                    |
                                | CONTROL #                                    |
                                 ----------------------------------------------

There are three ways to vote your Voting Instruction

Your telephone or Internet vote directs the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Instruction.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
o Use any touch-tone telephone to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. on October 23, 2000.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -  http://www.eproxy.com/uvv/  - QUICK  *** EASY  *** IMMEDIATE
o Use the Internet to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. on October 23, 2000.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your Voting Instruction and return it in the postage-paid envelope we've provided or return it to Universal Corporation, c/o Shareowner Services (SM), P.O. Box 64873, St. Paul, MN 55164-0873.

  If you vote by Phone or Internet, please do not mail your Voting Instruction.
                            ~/ Please detach here ~/


 ---------                                                                                                   ------------
|                                                                                                                        |
|                                                                                                                        |
                        EMPLOYEES' STOCK PURCHASE PLAN OF
                  UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED
                       AND DESIGNATED AFFILIATED COMPANIES

1. Election of Directors  01  Joseph C. Farrell     04  Walter A. Stosch   |_|  Vote FOR          |_|  Vote WITHHELD
                          02  Henry H. Harrell      05  Eugene P. Trani         all nominees           from all nominees
                          03  Eddie N. Moore, Jr.                               (except as
                                                                                indicated below)


                                                                            ----------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee,    |                                              |
write the number(s) of the nominee(s) in the box provided to the right.)   |                                              |
                                                                            ----------------------------------------------

                              _
Address Change?  Mark Box    |_|
Indicate changes below:



                                                                                 Date ____________________

                                                                            ---------------------------------------------
                                                                           |                                             |
                                                                           |                                             |
                                                                           |                                             |
                                                                            ---------------------------------------------


                                                                            Signature(s) in Box
                                                                            Please sign exactly as your name(s) appear(s) on
                                                                            this Voting Instruction.  Attorneys-in-fact,
                                                                            executors, trustees, guardians, corporate officers,
                                                                            etc. should give full title.
|                                                                                                                        |
|                                                                                                                        |
 ---------                                                                                                   ------------
